Investor Presentation September 2026

2Investor Presentation Patterson-UTI This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the SEC. These filings are also available through the Company’s website at http://www.patenergy.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement. Reconciliation of Non-GAAP Financial Measures Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliations to U.S. GAAP financial measures are included on our website and/or at the end of this presentation. Forward Looking Statements & Disclosures

3Investor Presentation Patterson-UTI 1Adjusted EBITDA is a non-GAAP financial measure. Please see the Appendix for reconciliation to the nearest GAAP metric. Business Update ▪ Q3 pricing and activity are tracking in line with expectations; limited fleet availability in Q4, absent potential for normal holiday seasonality ▪ Completion equipment appears likely to be highly utilized to start 2027 ▪ We are continuing our strategy to decommission Tier II diesel assets, with incremental investments favoring Emerald 100% natural gas equipment ▪ Lead times for new direct-drive equipment have extended to 12+ months ▪ Completed asset sale of idle components for 10 rigs from the US for use in Venezuela ▪ Expect 2026 adjusted free cash flow to more than fund our annual dividend ▪ 2026 Capital Expenditures, net of asset sales, expected to be approximately $600 million ▪ Averaged 100 rigs in the United States through the first two months of the third quarter of 2026 ▪ Expect to exit Q3 with 104 active rigs; additional rig reactivations expected beyond Q3 exit ▪ Public E&Ps are driving demand for upgraded rigs with higher structural capacity to drill deeper wells and longer laterals ▪ Continued positive momentum on leading edge dayrates, with favorable commercial terms on rigs with structural upgrades ▪ Strong tailwinds in the United States (70% of segment revenue) on rising industry demand and growing revenue per industry rig ▪ International markets have been resilient through ongoing geopolitical unrest in several of our key regions ▪ Downhole tools have continued to grow as a share of Drilling Products revenue, driven by our Mitigator shock absorber, which protects the BHA and reduces bit damage and NPT Drilling Services Segment Completion Services Segment Drilling Products Segment General Business

4Investor Presentation Patterson-UTI Executive Summary For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. Delivering best-in-class Drilling and Completions services and products Integrated service offerings improve well delivery for customers and create value for investors High-quality U.S. Shale asset base with strong demand for top-tier assets Premium Tier-1 drilling rigs and natural gas-powered frac assets are in high demand with limited supply Investing to drive differentiation in our core businesses Advancing core digital and automation technologies and efficiencies to deliver differentiated operating results Disciplined capital allocation strategy Returns driven capital expenditures can be scaled to meet customer demand trends; committed to annually return at least 50% of adjusted FCF to investors Strong capital structure No Senior Note maturities until 2029; Investment Grade credit rating at all 3 major rating agencies

Who We Are

Patterson-UTI | Operating a Suite of Complementary Services and Products

An Integrated OFS Company

Drilling Services

PATTERSON-UTI | MS Directional | Superior QC | CURRENT | ECOcell


APEX® Drilling Fleet


Directional Drilling


Wellbore Navigation


Electronics Manufacturing


Battery Storage Systems

137
Tier-1 Super-Spec Drilling Rigs[1]

Completion Services

NEXTIER


Hydraulic Fracturing


Wireline Operations


Natural Gas Fueling


Cementing


eos™ Completions Platform

2.7
Million Hydraulic Horsepower[1]

Drilling Products

ULTERRA


Torque Control Bits


High-Flow Rate Bits


Vibration-Dampening Bits


Geothermal Bits


Downhole Tools

~30%
Drilling Products Revenue from Non-U.S.

[1]Reflects deployed and idle equipment capacity during the second quarter of 2026.

Investor Presentation
Patterson-UTI | 6

7Investor Presentation Patterson-UTI Diversified Across Drilling and Completions Markets 1Adjusted Gross Profit is a non-GAAP financial measure. Please see the Appendix for reconciliation to the nearest GAAP metric. 2Adjusted Gross Profit for Drilling Services excludes a non-cash write-down of $20 million associated with the decision to exit our Contract Drilling operations in Colombia. 3Other business includes Patterson Petroleum. Cash flow driven by drilling services and products and completion services Drilling Services Completion Services Drilling Products Other 1% 47% 12% 39% 3 Patterson-UTI is a leader across both the Drilling and Completions markets with a diversified stream of cash flow Patterson-UTI Company Profile Adjusted Gross Profit1 as a % of Company Total Last Twelve Months Through 2Q26 2

Business Overview

9Investor Presentation Patterson-UTI Cash Conversion1 for Drilling Services Segment Patterson-UTI Drilling Services Segment 1Cash Conversion for our Drilling Services segment is defined as (Drilling Services Adjusted EBITDA less Drilling Services Capital Expenditures) as a percentage of Drilling Services Adjusted EBITDA. Cash Conversion and Adjusted EBITDA are non-GAAP financial measures. Please see the Appendix for reconciliation to the nearest GAAP metrics. 57% 61% 58% 57% 2023 2024 2025 LTM 2Q26 Performance Drilling ▪ Drilling Services Cash Conversion1 has remained relatively steady ▪ Capital Expenditures can be scaled to align with the opportunity set ▪ Drilling Services cash generation has remained resilient given high-quality assets and technology advantages Patterson-UTI’s Drilling Services investments in 2026 position the business to continue generating strong cash conversion through the cycle Drilling Services | Reliable Cash Conversion

10Investor Presentation Patterson-UTI Invested in technology that will drive future completion demand Responsibly High-Grading ▪ Fleet high grading has been responsibly paced, and we expect fleet quality to improve again in 2027 ▪ Natural gas-powered fleets are increasingly favored by customers as momentum shifts towards new technologies ▪ Industry total horsepower is expected to see the impact of attrition of diesel and some older Tier II dual fuel assets, and we expect to continue to retire lower return assets High-Grading Our Fleet Patterson-UTI Fleet in Horsepower Completion Services | Operating One of the Highest Quality Fleets in the Industry 1Includes equipment orders in progress and pending final delivery. 2Patterson-UTI estimates for U.S. Land. 0% 25% 50% 75% 100% YE2023 YE2024 YE2025 Expected YE2026 Overall Industry 100% Natural Gas-Powered Dual Fuel Diesel Overal Industry2 Expected YE2026 1

11Investor Presentation Patterson-UTI Rapid deployment of incremental design improvements create a demonstrable & sustainable advantage 1On August 14, 2023, we formed our drilling products segment through the acquisition of Ulterra Drilling Technologies. The table includes revenue and activity that predates the close of that acquisition, which presents the information as if the acquisition occurred on January 1, 2023. 2Enverus U.S. Active Rigs Drill Bit Outperformance ▪ Rapid Innovation and Customization: Ulterra leverages proprietary software to analyze drilling data and optimize product design, resulting in consistent market outperformance ▪ Realizing Operational Synergies: Drilling Products market share on PTEN operated rigs is up more than 10% since we closed the acquisition, with revenue per industry rig up 40% since the beginning of 2023 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2023 2024 2025 LTM 2Q26 Pro Forma1 Drilling Products Segment Pro Forma1 U.S. Revenue per U.S. Industry Rig per Month U.S. Active Rigs More than just drill bits Downhole tools and new product innovation revenue continues to outpace the industry Drilling Products | Outpacing Industry Activity

12Investor Presentation Patterson-UTI 40% 36% 37% $- 2019-2024 2025 LTM 2Q26 Patterson-UTI has benefited in the era of improving U.S. shale capital efficiency ▪ A key contributor to improved U.S. shale drilling and completion efficiency—improving drilling and completion efficiency through technology investments, driving better adjusted FCF2 returns for our investors and a better process for our customers ▪ Patterson-UTI has successfully managed our capital to focus on sustained adjusted FCF at all points in the cycle Wellsite Efficiency Delivered with Capital Efficiency Unlevered Cash Conversion1 Patterson-UTI Consolidated 1The Company defines Unlevered Free Cash Flow as adjusted EBITDA less capital expenditures. Unlevered Cash Conversion is defined as Unlevered Free Cash Flow as a percent of adjusted EBITDA. Unlevered Free Cash Flow and Unlevered Cash Conversion are non-GAAP financial measures. Please see the Appendix for reconciliation to the nearest GAAP metric. 2For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. Patterson-UTI Enterprise | Delivering Strong and Consistent Cash Conversion

Operational Excellence

14Investor Presentation Patterson-UTI Harnessing Data to Enable Higher Impact Drilling & Completion Operations Patterson-UTI creates sustainable value with our end-to-end digital integration and data-driven optimization strategy Simplify workflows to increase scalability of the workforce Access to high quality, consistent and real-time data to run remote operations Edge processing for AI/ML deployments and job management Reduce third party costs, processing, and reliance Delivering powerful digital integration throughout the Drilling & Completion operations lifecycle Integrate Critical Applications Streamline Digital Products Quality Data for Operations Automation-Enabled Decisions

Integration Advantage: Drilling Services and Products

Patterson-UTI's **integrated** drilling platform can improve drilling days on pad, creating value for our customers and an opportunity for a performance-based returns premium for our investors.



Digitally enabled by:

PTEN™ DIGITAL PERFORMANCE CENTER

Fully integrated throughout the drill site

Drill Bits | Ulterra
Leading provider of PDC drill bits in North America

Directional Services | MS Directional
Directional drilling, MWD, well planning and downhole motors

Survey Correction | Superior QC
Leader in survey management technology and wellbore placement

Contract Drilling | Patterson-UTI Drilling
Tier-1 rig fleet complete with innovative software solutions

Rig Equipment Design and Manufacturing | Patterson-UTI Drilling
Design and manufacture advanced pipe-handling equipment

Controls and Energy Management | Current Power
Engineer electrical and automation equipment

Natural Gas Fueling, Well Cementing | NexTier
Integrated solutions for operational and cost synergies

Power Generation | Patterson-UTI
>1gW of mobile power generation capacity across our rig fleet

Investor Presentation
Patterson-UTI | 15

16Investor Presentation Patterson-UTI Integration Advantage: Completion Services Patterson-UTI integrates industry- leading equipment and technology at scale to deliver unique completions value to the wellsite and improve performance per fleet for our investors. Digitally enabled by: Proppant Storage and Handling Maximum volume, precision blending Field Gas Conditioning Intelligent blending to maximize fuel cost savings Natural Gas-Enabled Frac Fleet Leading fleet of Tier 4 dual fuel and 100% natural gas equipment Wireline Plug, Perforate, and Pump Down Service Integrated and digitally controlled to enable operational efficiency Power Generation Powering 250k HHP of electric frac with 100% natural gas Engineering Solutions Create better completion designs for better wells Compressed Natural Gas Fueling Highest volume capability for optimal displacement Last-Mile Logistics Automation-enabled to lower landed cost, leveraged by scale Fully integrated throughout the completions site eosTM Digital Completions Platform Operations optimization in real-time

Capital Allocation Framework

18Investor Presentation Patterson-UTI Organic Investing Strategy Targets Strong FCF Conversion Invest in core markets to protect and extend our operational advantage Strategic Allocation Target strategic high-return investments that drive returns accretion for PTEN shareholders Winning Foundation Allocation Strategy Strong Balance Sheet Investment Grade Credit Rating; Low Leverage and Strong Liquidity; No Senior Note maturities until 2029 Repeatable Shareholder Return Program Commit to return at least 50% of adjusted Free Cash Flow annually to shareholders1 through dividends and repurchases Capital Allocation Framework Maximize Shareholder Value and Financial Returns 1For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors

19Investor Presentation Patterson-UTI Dividend Yield Based on Annualized Dividend1 1Data sourced from Bloomberg as of 09/04/2026, includes a select group of dividend-paying stocks in the oilfield services sector. Competitive Dividend Yield in the OFS Sector 4.4% 3.2% 2.5% 2.3% 2.1% 1.8% 1.8% 1.7% 1.5% 1.4% 1.2% 0.9% 0.9% 0.3% 0.3% NE PTEN RES HP SLB HAL LBRT NOV BKR WTTR WFRD SEI WHD CLB FTI

Investment Grade Capital Structure

Financially Positioned for Through-Cycle Resilience

LOW LEVERAGE

~1 X

Net Debt[1] as of 6/30/2026 to LTM Adjusted EBITDA[1]

CASH BALANCE

$203 M

Cash Position as of 6/30/2026

TOTAL LIQUIDITY

$701 M

Includes cash and revolver as of 6/30/2026

INTEREST COVERAGE

14 X

LTM Adjusted EBITDA[1] to Net Interest Expense

NEAREST SENIOR NOTE MATURITY

2029

CREDIT RATING

Investment Grade

Moody's, S&P, and Fitch



[1]Net Debt and Adjusted EBITDA are non-GAAP financial measures. Please see the Appendix for reconciliation to the nearest GAAP metrics.

Investor Presentation
Patterson-UTI
20

21Investor Presentation Patterson-UTI Patterson-UTI Delivers a Repeatable Shareholder Return Program 1For purposes of the shareholder return target, the Company defines adjusted free cash flow as net cash provided by operating activities less capital expenditures plus proceeds from asset sales. The shareholder return target, including the amount and timing of any dividend payments and/or share repurchases are subject to the discretion of the Company’s Board of Directors and will depend upon business conditions, results of operations, financial condition, terms of the Company’s debt agreements and other factors. Since the beginning of 2024, we have returned more than 85% of our adjusted FCF1 to investors through dividends and share repurchases ▪ We commit to return at least 50% of our adjusted FCF to shareholders annually through the cycle ▪ We raised our dividend 25% to $0.10 per share per quarter during the first quarter of 2026 ▪ We plan to remain flexible with our method of distribution over time to maximize shareholder value

Sustainability as a Strategy

Patterson-UTI has demonstrated a resilient commitment to long-term sustainability

Our Timeline of Innovation in Sustainability

- **2006** Introduced High-Line Power
- **2010** First Dual Fuel Engine on Drilling Rig
- **2012** Developed and Fielded First Dual Fuel Frac Spread
- **2013** First Natural Gas Generator on Drilling Rig
- **2018** Acquired Controls and Automation Specialists, Current Power
- **2019** Introduced Automated Engine Management System for Rigs
- **2019** Deployed Industry's First Tier-4 Dual Fuel Frac Spread
- **2020** Deployed EcoCell® Lithium Hybrid Power Management System
- **2021** Launched Power Solutions Natural Gas Fuel Service
- **2021** Real-Time Fuel and Emissions Monitoring
- **2022** First Demonstration of Hydrogen Blending on Drilling Rig
- **2023** Deployed First Electric Frac Spread
- **2023** Deployed GridAssist®
- **2023** Deployed EcoCell® with Natural Gas Generators
- **2024** Launched iFGS Intelligent Field Gas Solutions
- **2025** Deployed Emerald™ 100% Natural Gas Direct Drive Frac Pump

Our Vision: *To safely and responsibly help provide the world with oil and gas for the products that make people's lives better in a sustainable and profitable manner*



Find out more in our Sustainability Report at:
https://esg.patenergy.com/

Investor Presentation
Patterson-UTI
22

Reconciliation of Non-GAAP Financial Measures

Adjusted Gross Profit

(dollars in thousands)

	Drilling Services	Completion Services	Drilling Products	Other
For the Twelve Months Ended June 30, 2026				
Revenues	$ 1,466,195	$ 2,840,063	$ 340,784	$ 25,023
Less direct operating costs	(952,313)	(2,396,977)	(200,973)	(11,946)
Less depreciation, amortization and impairment	(338,578)	(448,309)	(82,165)	(6,260)
GAAP gross profit	175,304	(5,223)	57,646	6,817
Depreciation, amortization and impairment	338,578	448,309	82,165	6,260
Adjusted gross profit[1]	513,882	443,086	139,811	13,077
Colombia contract drilling exit costs	20,011	-	-	-
Adjusted gross profit excluding Colombia contract drilling exit costs[2]	$ 533,893	$ 443,086	$ 139,811	$ 13,077
% of Company Total	47%	39%	12%	1%

(1) We define "Adjusted gross profit" as revenues less direct operating costs (excluding depreciation, depletion, amortization and impairment expense). Adjusted gross profit is included as a supplemental disclosure because it is a useful indicator of our operating performance.

(2) Colombia contract drilling exit costs represent inventory and other asset write-downs recorded in direct operating expenses within the consolidated statements of operations. These costs were excluded as they relate to our decision to exit our Colombia contract drilling operations and are not considered representative of ongoing operating performance.

Investor Presentation
Patterson-UTI
24

Reconciliation of Non-GAAP Financial Measures

Cash Conversion, Drilling Services

(dollars in thousands)

	Six Months Ended June 30, 2026	Twelve Months Ended June 30, 2026	Six Months Ended June 30, 2025	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization[1]	$ 256,485	$ 512,749	$ 309,950	$ 566,214	$ 681,717	$ 786,314
Less capital expenditures	(114,569)	(222,454)	(128,632)	(236,517)	(264,667)	(334,780)
	$ 141,916	$ 290,295	$ 181,318	$ 329,697	$ 417,050	$ 451,534
Cash Conversion[2]	55%	57%	58%	58%	61%	57%

(1) Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") is not defined by accounting principles generally accepted in the United States of America ("GAAP"). We define Adjusted EBITDA as net income (loss) plus income tax expense (benefit), net interest expense, depreciation, depletion, amortization and impairment expense, exit costs, noncontrolling investment write-down, legal accruals and settlements, impairment of goodwill and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies.

(2) We define Cash Conversion for our Drilling Services segment as Drilling Services Adjusted EBITDA less Drilling Services capital expenditures, expressed as a percentage of Drilling Services Adjusted EBITDA. We present Cash Conversion as a supplemental measure because we believe it is a meaningful indicator of the segment's ability to convert earnings into cash after reinvesting in the business. This measure is useful to investors and management in evaluating the efficiency of capital deployment and the segment's capacity to generate cash flow that may be available for financing activities or other corporate purposes. Our calculation of Cash Conversion may not be comparable to similarly titled measures used by other companies. Cash Conversion is a non-GAAP financial measure and should be considered in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP.

Investor Presentation
Patterson-UTI
25

Reconciliation of Non-GAAP Financial Measures

Adjusted EBITDA

(dollars in thousands)

	Twelve Months Ended June 30, 2026	Six Months Ended June 30, 2026	Twelve Months Ended December 31, 2025	Six Months Ended June 30, 2025	Twelve Months Ended December 31,					
					2024	2023	2022	2021	2020	2019
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization[1]										
Net income (loss)	$ (89,398)	$ (43,751)	$ (93,054)	$ (47,407)	$ (966,399)	$ 245,952	$ 154,658	$ (657,079)	$ (803,692)	$ (425,703)
Income tax expense (benefit)	(24,764)	(12,243)	(9,937)	2,584	9,453	61,152	13,204	(62,702)	(127,326)	(104,675)
Net interest expense	63,469	32,216	63,859	32,606	66,234	46,748	39,896	41,756	39,516	69,191
Depreciation, depletion, amortization and impairment	882,715	436,175	940,264	493,724	1,171,873	731,416	483,945	849,178	670,910	1,003,873
Colombia contract drilling exit costs[2]	20,011	20,011	-	-	-	-	-	-	-	-
Noncontrolling investment write-down[3]	4,520	4,520	-	-	-	-	-	-	-	-
Legal accruals and settlements[4]	20,000	-	15,415	(4,585)	(17,792)	-	-	-	(4,185)	-
Impairment of goodwill	-	-	-	-	885,240	-	-	-	395,060	17,800
Merger and integration expense	96	-	1,016	920	33,037	98,077	2,069	12,060	-	-
Adjusted EBITDA	$ 876,649	$ 436,928	$ 917,563	$ 477,842	$1,181,646	$1,183,345	$ 693,772	$ 183,213	$ 170,283	$ 560,486

(1) Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") is not defined by accounting principles generally accepted in the United States of America ("GAAP"). We define Adjusted EBITDA as net income (loss) plus income tax expense (benefit), net interest expense, depreciation, depletion, amortization and impairment expense, exit costs, noncontrolling investment write-down, legal accruals and settlements, impairment of goodwill and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies.

(2) Colombia contract drilling exit costs represent inventory and other asset write-downs recorded in direct operating expenses within the consolidated statements of operations. These costs were excluded from Adjusted EBITDA as they relate to our decision to exit our Colombia contract drilling operations and are not considered representative of ongoing operating performance.

(3) Noncontrolling investment write-down represents an impairment charge of certain minority equity investments. The charge was excluded from Adjusted EBITDA as it represents a non-operating item.

(4) Legal accruals and settlements represent net expenses (income) arising from certain significant legal matters, including settlement activity and reserve adjustments related to prior-year claims. Unlike routine legal costs incurred in the ordinary course of business, these infrequent items are excluded from Adjusted EBITDA because management does not consider them representative of our current period operating performance.

Investor Presentation
Patterson-UTI
26

Reconciliation of Non-GAAP Financial Measures

Unlevered Cash Conversion

(dollars in thousands)

	Twelve Months Ended June 30, 2026	Six Months Ended June 30, 2026	Twelve Months Ended December 31, 2025	Six Months Ended June 30, 2025	2019-2024	Twelve Months Ended December 31, 2024	2023	2022	2021	2020	2019
Adjusted EBITDA	$ 876,649	$ 436,928	$ 917,563	$ 477,842	$ 3,972,745	$ 1,181,646	$ 1,183,345	$ 693,772	$ 183,213	$ 170,283	$ 560,486
Less capital expenditures	$ (555,544)	$ (272,552)	$ (589,029)	$ (306,037)	$ (2,390,186)	$ (678,386)	$ (615,690)	$ (436,797)	$ (166,320)	$ (145,481)	$ (347,512)
	$ 321,105	$ 164,376	$ 328,534	$ 171,805	$ 1,582,559	$ 503,260	$ 567,655	$ 256,975	$ 16,893	$ 24,802	$ 212,974
Unlevered Cash Conversion [1]	37%	38%	36%	36%	40%	43%	48%	37%	9%	15%	38%

(1) We define Unlevered Free Cash Flow as adjusted EBITDA less capital expenditures. Unlevered Cash Conversion is defined as Unlevered Free Cash Flow as a percent of Adjusted EBITDA. We present Unlevered Cash Conversion as a supplemental disclosure because we believe that it is an important liquidity measure and that it is useful to investors and management as a measure of the company's ability to generate cash flow, after reinvesting in the company, that could be available for financing cash flows, such as dividend payments, share repurchases and/or repurchases of long-term indebtedness. Our computations of Unlevered Free Cash Flow may not be the same as similarly titled measures of other companies. Adjusted Unlevered Free Cash Flow is not intended to represent our residual cash flow available for discretionary expenditures. Unlevered Free Cash Flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flows from operations reported in accordance with GAAP.

Investor Presentation
Patterson-UTI
27

Reconciliation of Non-GAAP Financial Measures

Leverage Ratio

(dollars in thousands)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization[1]	Six Months Ended June 30, 2026	Twelve Months Ended December 31, 2025	Six Months Ended June 30, 2025
Net income (loss)	$ (43,751)	$ (93,054)	$ (47,407)
Income tax expense (benefit)	(12,243)	(9,937)	2,584
Net interest expense	32,216	63,859	32,606
Depreciation, depletion, amortization and impairment	436,175	940,264	493,724
Colombia contract drilling exit costs[2]	20,011	-	-
Noncontrolling investment write-down[3]	4,520	-	-
Legal accruals and settlements[4]	-	15,415	(4,585)
Merger and integration expense	-	1,016	920
Adjusted EBITDA	$ 436,928	$ 917,563	$ 477,842

Last Twelve Months Adjusted EBITDA	$ 876,649
Last Twelve Months Net Interest Expense	$ 63,469

	June 30, 2026
Debt (excluding deferred financing costs and discounts)	$ 1,244,895
Lease liabilities	51,408
Total Debt	1,296,303
Less cash	(203,169)
Net Debt[5]	$ 1,093,134

Ratio calculation:

Debt-to-Adjusted EBITDA	1.42x
Net Debt-to-Adjusted EBITDA	1.25x
Adjusted EBITDA-to-Interest Coverage	13.81x

(1) Adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA") is not defined by accounting principles generally accepted in the United States of America ("GAAP"). We define Adjusted EBITDA as net income (loss) plus income tax expense, net interest expense, depreciation, depletion, amortization and impairment expense, exit costs, noncontrolling investment write-down, legal accruals and settlements, impairment of goodwill and merger and integration expense. We present Adjusted EBITDA as a supplemental disclosure because we believe it provides to both management and investors additional information with respect to the performance of our fundamental business activities and a comparison of the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be construed as an alternative to the GAAP measure of net income (loss). Our computations of Adjusted EBITDA may not be the same as similarly titled measures of other companies.

(2) Colombia contract drilling exit costs represent inventory and other asset write-downs recorded in direct operating expenses within the consolidated statements of operations. These costs were excluded from Adjusted EBITDA as they relate to our decision to exit our Colombia contract drilling operations and are not considered representative of ongoing operating performance.

(3) Noncontrolling investment write-down represents an impairment charge of certain minority equity investments. The charge was excluded from Adjusted EBITDA as it represents a non-operating item.

(4) Legal accruals and settlements represent net expenses (income) arising from certain significant legal matters, including settlement activity and reserve adjustments related to prior-year claims. Unlike routine legal costs incurred in the ordinary course of business, these infrequent items are excluded from Adjusted EBITDA because management does not consider them representative of our current period operating performance.

(5) We define Net Debt as total debt, which excludes deferred financing costs and discounts and includes operating and finance lease liabilities, less cash and cash equivalents. This non-GAAP financial measure has inherent limitations and should not be considered in isolation or as a substitute for amounts reported in accordance with GAAP. We present both total debt and Net Debt because we believe these measures provide management and investors with additional useful information to assess our liquidity position. Our method of calculating Net Debt may differ from similarly titled measures used by other companies.

Investor Presentation
Patterson-UTI
28